UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2026

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 8.01.	Other Events.

As previously announced, on February 4, 2026, Silicon Laboratories Inc., a Delaware corporation (“Silicon Labs”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”) with Texas Instruments Incorporated, a Delaware corporation (“Texas Instruments”), and Caldwell Merger Corp., a Delaware corporation and wholly owned direct subsidiary of Texas Instruments (“Merger Sub”), pursuant to which Merger Sub will merge with and into Silicon Labs (the “Merger”), with Silicon Labs surviving the Merger as a wholly owned direct subsidiary of Texas Instruments.

The consummation of the Merger (the “Closing”) is subject to certain customary conditions, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m. Eastern Time on May 22, 2026, satisfying one of the conditions to Closing.

The Closing remains subject to other customary conditions, including the receipt of certain other regulatory approvals.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Silicon Labs’ plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the proposed transaction, including future financial and operating results, Silicon Labs’ plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain other required governmental and regulatory approvals, and (iii) other conditions to the consummation of the proposed transaction under the Merger Agreement may not be satisfied; (b) the effects that any termination of the Merger Agreement may have on Silicon Labs and its business, including the risk that Silicon Labs’ stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on Silicon Labs and its business, including the risks that as a result (i) Silicon Labs’ business, operating results or stock price may suffer, (ii) Silicon Labs’ current plans and operations may be disrupted, (iii) Silicon Labs’ ability to retain or recruit key employees may be adversely affected, (iv) Silicon Labs’ business relationships (including, customers and suppliers) may be adversely affected, or (v) Silicon Labs’ management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the Merger Agreement places on Silicon Labs’ ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Silicon Labs and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (g) other economic, business, competitive, legal, regulatory, and/or tax factors; and (h) other factors described in the reports of Silicon Labs filed with the SEC, including but not limited to the risks described in Silicon Labs’ Annual Report on Form 10-K for its fiscal year ended January 3, 2026, which was filed with the SEC on February 10, 2026, and Silicon Labs’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in Silicon Labs’ other filings with the SEC. All forward-looking statements attributable to Silicon Labs, or persons acting on Silicon Labs’ behalf, are expressly qualified in their entirety by this cautionary statement. Further, Silicon Labs disclaims any obligation to update the information in this Current Report on Form 8-K or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Stockholders are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

Dated: May 26, 2026	By:	/s/ Dean Butler
	Name:	Dean Butler
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)